UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2016, Walter Investment Management Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved, among other things, the amendment and restatement of the Walter Investment Management Corp. 2011 Omnibus Incentive Plan (the “Amended and Restated 2011 Plan”) which had previously been approved by the Board of Directors of the Company (the “Board”), subject to stockholder approval. The results of the stockholder vote on the Amended and Restated 2011 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

The Amended and Restated 2011 Plan is substantially the same as the prior Walter Investment Management Corp. 2011 Omnibus Incentive Plan, except that it has been amended to increase the number of shares authorized for issuance thereunder by 2,000,000 shares to a maximum of 10,815,000 shares.

The material terms of the Amended and Restated 2011 Plan are described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities Exchange Commission on April 27, 2016 (the “Proxy Statement”) under “Proposal No. 3 – Approval of the Amended and Restated Walter Investment Management Corp. 2011 Omnibus Incentive Plan –Description of the Amended and Restated 2011 Plan.” The description, which is incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated into this Item 5.02 by reference. Such description is qualified in its entirety by reference to the text of the Amended and Restated 2011 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to Article Sixth of the Company’s charter to provide for the declassification of the Board. Following such approval, the Company filed Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland, which became effective on June 9, 2016.

The material terms of the amendment to Article Sixth of the Company’s charter are described in more detail in the Proxy Statement under “Proposal No. 4 – Approval of Amendment to our Charter to Provide for the Declassification of the Board of Directors – Proposed Amendment to Charter.” The description, which is incorporated herein by reference as Exhibit 99.2 to this Current Report on Form 8-K, is incorporated into this Item 5.03 by reference. Such description is qualified in its entirety by reference to the text of the Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Additionally, effective June 9, 2016, upon effectiveness of the charter amendment described above, the Company’s Amended and Restated Bylaws (the “Bylaws”) were amended to delete the reference to a classified Board structure and provide for a majority of total votes cast standard for the election of directors in uncontested elections, with a carve-out for a plurality vote standard in contested elections.

The material terms of the amendment to the Bylaws are described in more detail in the Proxy Statement under “Proposal No. 4 – Approval of Amendment to our Charter to Provide for the Declassification of the Board of Directors – Related Amendments to the Bylaws.” The description, which is incorporated herein by reference as Exhibit 99.3 to this Current Report on Form 8-K, is incorporated into this Item 5.03 by reference. Such description is qualified in its entirety by reference to the text of the First Amendment to Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 9, 2016. For more information on the following proposals submitted to a vote of stockholders at the Annual Meeting, see the Proxy Statement. The final results for each of such proposals are as follows:

Proposal 1 — Election of Directors

Stockholders elected the Class I director nominees listed below to serve as members of the Board of Directors of the Company. The voting results for each nominee were as follows:

Name	For	Withheld	Broker Non-Votes
Steven R. Berrard	23,774,008	5,416,635	3,551,012
Ellyn L. Brown	28,356,121	834,522	3,551,012
Denmar J. Dixon	28,613,407	577,236	3,551,012

As described in Item 5.03 above, the Company’s charter has been amended to declassify the Board, following receipt of stockholder approval.

Proposal 2 — Advisory Vote on 2015 Compensation of Named Executive Officers

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for fiscal year 2015. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
20,091,704	9,083,380	15,559	3,551,012

Proposal 3 — Approval of the Amended and Restated Walter Investment Management Corp. 2011 Omnibus Incentive Plan.

Stockholders approved the Amended and Restated 2011 Plan. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
22,591,162	6,589,082	10,399	3,551,012

Proposal 4 — Approval of the Amendment to the Company’s Charter to provide for the Declassification of the Board of Directors.

Stockholders approved the amendment to the Company’s charter to provide for the declassification of the Board of Directors. The voting results were as follows:

For	Against	Abstained	Broker Non-Votes
29,045,554	40,554	104,535	3,551,012

Proposal 5 — Ratification of Appointment of the Independent Registered Public Accounting Firm.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year. The voting results were as follows:

For	Against	Abstained
32,678,102	20,983	42,570

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Walter Investment Management Corp. Articles of Amendment, effective June 9, 2016.

3.2	Walter Investment Management Corp. First Amendment to Bylaws, effective June 9, 2016.

10.1	Walter Investment Management Corp. 2011 Omnibus Incentive Plan (Amended and Restated effective June 9, 2016).

99.1	The section of the Proxy Statement entitled “Proposal No. 3 – Approval of the Amended and Restated Walter Investment Management Corp. 2011 Omnibus Incentive Plan –Description of the Amended and Restated 2011 Plan” is incorporated herein by reference from the Proxy Statement.

99.2	The section of the Proxy Statement entitled “Proposal No. 4 – Approval of Amendment to our Charter to Provide for the Declassification of the Board of Directors – Proposed Amendment to Charter” is incorporated herein by reference from the Proxy Statement.

99.3	The section of the Proxy Statement entitled “Proposal No. 4 – Approval of Amendment to our Charter to Provide for the Declassification of the Board of Directors – Related Amendments to the Bylaws” is incorporated herein by reference from the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: June 13, 2016	By:	/s/ Jonathan F. Pedersen
Jonathan F. Pedersen, Chief Legal Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Walter Investment Management Corp. Articles of Amendment, effective June 9, 2016.

3.2	Walter Investment Management Corp. First Amendment to Bylaws, effective June 9, 2016.

10.1	Walter Investment Management Corp. 2011 Omnibus Incentive Plan (Amended and Restated effective June 9, 2016).

99.1	The section of the Proxy Statement entitled “Proposal No. 3 – Approval of the Amended and Restated Walter Investment Management Corp. 2011 Omnibus Incentive Plan –Description of the Amended and Restated 2011 Plan” is incorporated herein by reference from the Proxy Statement.

99.2	The section of the Proxy Statement entitled “Proposal No. 4 – Approval of Amendment to our Charter to Provide for the Declassification of the Board of Directors - Proposed Amendment to Charter” is incorporated herein by reference from the Proxy Statement.

99.3	The section of the Proxy Statement entitled “Proposal No. 4 – Approval of Amendment to our Charter to Provide for the Declassification of the Board of Directors - Related Amendments to the Bylaws” is incorporated herein by reference from the Proxy Statement.